Exhibit 99.1

                  ALLIANCE GAMING CORPORATION AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                          AND STATEMENT OF OPERATIONS

The following unaudited pro forma condensed consolidated financial statements as of and for the year ended June 30, 2003, have been derived from the historical financial statements of Alliance Gaming Corporation and subsidiaries (collectively, "Alliance Gaming" or the "Company") to give effect to the sale of 100% of the stock of Alliance Automaten GmbH & Co. KG, a German company doing business as Bally Wulff ("Bally Wulff") to Orlando Management GmbH.

The operations of Bally Wulff are included in discontinued operations in the historical financial statements and the Bally Wulff assets and liabilities are classified as held for sale. The unaudited pro forma condensed consolidated statement of operations for the year ended June 30, 2003 reflects adjustments as if the transaction had taken place on July 1, 2002. The unaudited pro forma condensed consolidated balance sheet as of June 30, 2003, gives effect to the transaction as if the transaction had occurred on June 30, 2003.

Certain pro forma adjustments described in the accompanying notes are based on estimates and various assumptions that the Company believes are reasonable under the circumstances. The pro forma information below is provided for informational purposes only and is not necessarily indicative of what the actual financial position or results of operations of the Company would have been had the transaction actually occurred on the dates indicated, nor does it purport to indicate the future financial position or results of operations of the Company.

The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the Alliance Gaming financial statements, including the notes thereto, as of and for the year ended June 30, 2003, and the related Management's Discussion and Analysis of Financial Condition and Results of Operations, contained in its Annual Report on Form 10-K for the year ended June 30, 2003.
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                  ALLIANCE GAMING CORPORATION AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               AS OF JUNE 30, 2003
                        (In 000's, except share amounts)

                                     ASSETS

                                                                     As          Pro Forma
                                                                   Reported      Adjustments              Pro Forma
                                                                   --------      -----------              ---------
Current assets:
   Cash and cash equivalents                                      $  40,158     $      16,500 (a)         $  51,658
                                                                                       (5,000)(b)
   Accounts and notes receivable, net                                98,408                                  98,408
   Inventories, net                                                  32,172                                  32,172
   Deferred tax assets, net                                          44,821                                  44,821
   Other current assets                                               8,516                                   8,516
                                                                  ---------     -------------             ---------
     Total current assets                                           224,075     $      11,500               235,575
                                                                  ---------     -------------             ---------

Long-term investments (restricted)                                      864                                     864
Long-term receivables, net                                           14,865                                  14,865
Leased gaming equipment, net                                         25,792                                  25,792
Property, plant and equipment, net                                   66,530                                  66,530
Goodwill, net                                                        64,794                                  64,794
Intangible assets, net                                               26,890                                  26,890
Assets of discontinued operations held for sale                     100,775           (16,500)(a)            84,275
Other assets, net                                                       580             5,000 (b)             5,580
                                                                  ---------     -------------             ---------
         Total assets                                             $ 525,165     $          --             $ 525,165
                                                                  =========     =============             =========

                      LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Accounts payable                                               $  22,912                               $  22,912
   Accrued liabilities                                               30,913                                  30,913
   Jackpot liabilities                                               10,604                                  10,604
   Current maturities of long-term debt                               3,537                                   3,537
   Liabilities of discontinued operations held for sale              13,494                                  13,494
                                                                  ---------                               ---------
      Total current liabilities                                      81,460                                  81,460
                                                                  ---------                               ---------
Long-term debt, net                                                 341,678                                 341,678
Deferred tax liabilities                                              5,680                                   5,680
Other liabilities                                                     3,387                                   3,387
                                                                  ---------                               ---------
         Total liabilities                                          432,205                                 432,205
                                                                  ---------                               ---------
Minority interest                                                     1,330                                   1,330
Commitments and contingencies
Stockholders' equity:
   Special Stock, 10,000,000 shares authorized: Series E,
       $100 liquidation value; 115 shares issued and outstanding         12                                      12
   Common Stock, $.10 par value; 100,000,000 shares authorized;
       49,933,000 shares issued                                       4,996                                   4,996
   Treasury stock at cost, 513,000 shares                              (501)                                  (501)
   Additional paid-in capital                                       163,267                                 163,267
   Accumulated other comprehensive income                             1,287                                   1,287
   Accumulated deficit                                              (77,431)                               (77,431)
                                                                  ---------                               ---------
     Total stockholders' equity                                      91,630                                  91,630
                                                                  ---------     -------------             ---------
         Total liabilities and stockholders' equity               $ 525,165     $          --             $ 525,165
                                                                  =========     =============             =========

             See accompanying notes to unaudited pro forma condensed
            consolidated balance sheet and statement of operations.

                  ALLIANCE GAMING CORPORATION AND SUBSIDIARIES
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED JUNE 30, 2003
                      (In 000's, except per share amounts)

                                                                          As             Pro Forma
                                                                       Reported         Adjustments       Pro Forma
                                                                       --------         -----------       ---------
Revenues:
    Gaming equipment and systems                                        $335,436                           $335,436
    Casino operations                                                     72,124                             72,124
                                                                        --------                           --------
                                                                         407,560                            407,560
                                                                        --------                           --------
Costs and expenses:
   Cost of gaming equipment and systems                                  144,352                            144,352
   Cost of casino operations                                              32,643                             32,643
   Selling, general and administrative                                    99,071                             99,071
   Research and development costs                                         19,955                             19,955
   Depreciation and amortization                                          21,603                             21,603
                                                                        --------                           --------
                                                                         317,624                            317,624
                                                                        --------                           --------

Operating income                                                          89,936                             89,936

Other income (expense):
    Interest income                                                          221                                221
    Interest expense                                                     (25,645)                           (25,645)
    Minority interest                                                     (2,009)                            (2,009)
    Other, net                                                               242                                242
                                                                        --------                           --------

Income from continuing operations before income taxes                     62,745                             62,745
Income tax expense                                                        22,316                             22,316
                                                                        --------                           --------
   Net income from continuing operations                                  40,429                             40,429
                                                                        --------                           --------

Discontinued operations:
   Loss on sale of wall machines and amusement games unit, net (d)       (25,358)          25,358 (c)            --
   Loss from discontinued operations of wall machines and
      amusement games business unit, net                                    (895)             895 (c)            --
   Income from discontinued operations of Nevada Route, net                4,059                              4,059
   Income from discontinued operations of Louisiana Route, net             1,288                              1,288
                                                                        --------          -------          --------
Income (loss) from discontinued operations                               (20,906)          26,253             5,347
                                                                        --------          -------          --------
   Net income                                                           $ 19,523          $26,253          $ 45,776
                                                                        ========          =======          ========

Basic earnings (loss) per share:

    Continuing operations                                               $   0.82                            $  0.82
    Discontinued operations                                                (0.42)            0.53              0.11
                                                                        --------          -------           -------
                                                                        $   0.40             0.53           $  0.93
                                                                        ========          =======           =======
Diluted earnings (loss) per share:

    Continuing operations                                               $   0.81                            $  0.81
    Discontinued operations                                                (0.42)            0.52              0.10
                                                                        --------          -------           -------
                                                                        $   0.39          $  0.52           $  0.91
                                                                        ========          =======           =======

Weighted average common shares outstanding                                49,153                             49,153
                                                                        ========                            =======

Weighted average common and common share
equivalents outstanding                                                   50,139                             50,139
                                                                        ========                            =======

      See accompanying notes to unaudited pro forma condensed consolidated balance sheet and statement of operations.

                  ALLIANCE GAMING CORPORATION AND SUBSIDIARIES
        NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AND STATEMENT OF OPERATIONS AS OF AND FOR THE YEAR ENDED JUNE 30, 2003



The above unaudited pro forma condensed consolidated financial statements present financial information for Alliance Gaming Corporation giving effect to the sale of 100% of the stock of Bally Wulff, which was effective July 18, 2003. The amounts included in the columns labeled "As Reported" were derived from the historical financial results of the Company as reported in the Annual Report of the Company filed on Form 10-K as of and for the year ended June 30, 2003. The following are the pro forma adjustments to effect this transaction:

         (a) To record the disposition of the Bally Wulff net assets, which were included in the sale of the Bally Wulff stock for $16.5 million in cash.

         (b) To record the portion of cash proceeds which were then used to purchase a certificate of deposit for a bank guarantee related to a tax audit currently underway by the German tax authorities for which Alliance has indemnified the buyer. This CD is treated as a restricted asset and is therefore included in other (non-current) assets in the accompanying unaudited pro forma condensed consolidated balance sheet.

         (c)      To eliminate the discontinued operations of Bally Wulff.

         (d) The discontinued operations of Bally Wulff, as reported, includes an asset impairment charge of $25.4 million, net of tax, to reduce the carrying value of the Bally Wulff net assets down to the sales price.